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                                                                  Exhibit 99.1

                                                         FOR IMMEDIATE RELEASE

CONTACT:
Investor Relations:  ALICIA VERITY (617) 371-2263
Media Relations:     TOM FROST (617) 371-2251

                  LIBERTY FINANCIAL INITIATES CASH TENDER OFFER
                          AND CONSENT SOLICITATION FOR
                        6.75% NOTES AND 7.625% DEBENTURES



BOSTON, October 15, 2001 - Liberty Financial Companies, Inc. (NYSE: L) today announced that it has initiated a cash tender offer and consent solicitation with respect to its outstanding 6.75% notes due November 15, 2008, and its 7.625% debentures due November 15, 2028. The "notes" and the "debentures" are referred to collectively as the "securities". The terms of the tender offer and consent solicitation are more fully described in the Offer to Purchase and Consent Solicitation (the "Offer"), which is dated October 15, 2001.

The tender offer consideration for each $1,000 principal amount of the 6.75% notes will be calculated using a fixed spread of 110 basis points over the yield of the 4.75% U.S. Treasury Notes due November 15, 2008, and the tender offer consideration for each $1,000 principal amount of the 7.625% debentures will be calculated using a fixed spread of 140 basis points over the yield of the 6.25% U.S. Treasury Bonds due May 15, 2030,in each case less the consent payment of $20 per $1,000 principal amount of each security.

The tender offer and consent solicitation are expected to remain open until 5:00 P.M. New York City time on November 9, 2001 (the "expiration date"), unless extended by Liberty Financial. The tender offer consideration for both the notes and the debentures will be determined at 2:00 p.m. New York City time on the price determination date, which is expected to be two business days prior the expiration date.

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LIBERTY DEBT TENDER/PAGE 2 OF 5

In addition to the tender offer consideration, Liberty Financial shall pay accrued and unpaid interest at 6.75% per annum for the notes and 7.625% per annum for the debentures from the last interest payment date to, but not including, November 13, 2001 (the "payment date"), unless extended by Liberty Financial which is expected to be the first business day following the expiration date.

Subject to the terms and conditions set forth in the Offer and related documents, Liberty Financial also is soliciting consents to amend the indenture governing the securities and is hereby offering to pay each registered holder of securities who validly tenders securities or who delivers a consent without tendering securities prior to 5:00 P.M., New York City time on October 26, 2001 (the "consent date"), unless extended by Liberty Financial, an amount in cash equal to $20 for each $1000 principal amount of securities held by a holder.

The tender offer and consent payment are subject to and conditioned upon, among other things, the satisfactory closing of either the Sun Life sale transaction or the Fleet sale transaction and receipt of proceeds of either such transaction by 5:00 P.M. New York City time on the date that is two business days prior to the expiration date, unless extended by Liberty Financial. These transactions are referenced in the "Background" section below.

The Offer and related documents provide additional information regarding the pricing, tender and delivery procedures as well as conditions of the tender offer and consent solicitation. These documents may be obtained by contacting D.
F. King & Co. at telephone (800) 628-8510.

State Street Bank and Trust Company has been appointed depositary for the tender offer and consent solicitation, and can be contacted at telephone (617) 662-1525.

Lehman Brothers is the dealer manager for the tender offer and consent solicitation, and is available to answer questions at telephone (201) 524-4401 (collect) or (212) 455-3328.

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LIBERTY DEBT TENDER/PAGE 3 OF 5

BACKGROUND

Liberty Financial's tender offer and consent solicitation are a result of the conclusion of the Company's strategic review, initiated in November 2000, which culminated in three proposed transactions that are currently pending:

- On May 3, 2001, Liberty Financial announced that it had reached a definitive agreement to sell its annuity and bank marketing businesses to Sun Life Financial.

- On June 4, 2001, Liberty Financial announced that it had reached a definitive agreement to sell its asset management business to FleetBoston Financial.

- On June 4, 2001, Liberty Financial also announced that it had entered into a merger agreement with its controlling stockholder, Liberty Mutual Insurance Company, pursuant to which Liberty Financial will become a wholly-owned subsidiary of Liberty Mutual and the public stockholders of Liberty Financial will receive cash for their shares.

Subject to shareholder approvals and completion of these three transactions, Liberty Financial will cease to function as a public company. Additional information regarding the above transactions is set forth in the definitive Proxy Statement on Schedule 14A of the Company filed with the Securities and Exchange Commission on October 9, 2001.

This press release does not constitute a tender offer or solicitation of consents to amend the indenture. The tender offer and consent solicitation is made solely by the Company's Offer to Purchase and Consent Solicitation document, and related documents. Copies of these documents can be obtained by contacting the securities Trustee, Mackenzie Elijah of State Street Bank and Trust Company at (617) 662-1525. The tender offer and consent solicitation may be amended, extended or withdrawn by the Company. Further, the conditions to the consummation of these transactions may not be satisfied.

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LIBERTY DEBT TENDER/PAGE 4 OF 5

COMPANY OVERVIEW

Liberty Financial Companies, Inc. (NYSE: L) is an integrated asset accumulation and management organization. Its operating companies managed, as of June 30, 2001, $66.0 billion of assets for investors worldwide through an array of fixed, indexed and variable annuities, private and institutional accounts and mutual funds. Its operating companies include Colonial Management Associates, Crabbe Huson Group, Independent Financial Marketing Group, Keyport Life Insurance Company, Liberty Asset Management Company, Liberty Funds Distributor, Newport Pacific Management, Progress Investment Management Company, Stein Roe & Farnham, and Liberty Wanger Asset Management.

This press release contains forward-looking statements, and the Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 in connection with those statements. These forward-looking statements include, without limitation, (i) statements about the consummation of the sale of the Company's asset management business to Fleet, the sale of the Company's annuity business to Sun Life, and the merger of the Company with a wholly owned subsidiary of Liberty Mutual, (ii) statements about the Company's plans, objectives, intentions and expectations and other statements that are not historical facts, and (iii) other statements identified by reference to a future period or periods or by the use of forward-looking terminology, such as the words "may", "believe", "expect", "intend", "anticipate" and "project" and similar expressions. Any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. Such forward-looking statements are made based on current expectations and assumptions and are subject to risks and uncertainties, many of which are beyond the Company's control, that could cause the actual results, performance or achievements of the Company, or industry trends, to differ materially from those expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: (1) the failure of conditions to the closing of the Sun Life Financial transaction, the Fleet transaction or the merger agreement with Liberty Mutual to be satisfied in a timely manner or at all, (2) downturns in general economic or market conditions or in the Company's annuity or asset management businesses, (3) changes in redemption and operating expense levels,
(4) changes in assets under management and the carrying value of the Company's investments, (5) interest rate risks, (6) acquisition risks, including risks that the recent acquisition of Wanger Asset Management, L.P. will not be as successful as anticipated, (7) risks that the Company will not achieve favorable effective tax rates and (8) the Company's decision to extend, terminate or amend the tender offer. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's

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LIBERTY DEBT TENDER/PAGE 5 OF 5

filings with the Securities and Exchange Commission, including its Form 10-K/A filed on April 27, 2001 (as amended). Given these risks and uncertainties, investors are cautioned not to place undue reliance on such forward-looking statements, and no assurance can be given that such forward-looking statements will be achieved. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The Company does not undertake, and specifically disclaims any obligation, to update forward-looking statements, even if the Company's situation may change in the future.


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